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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JULY 5, 2006
                               (SEPTEMBER 1, 2005)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                       000-30045                38-3518829
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)
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
37650 PROFESSIONAL CENTER DRIVE
       LIVONIA, MI 48154                                  (734)-779-9000
     (Address of principal                       (Registrant's telephone number,
      executive offices)                               including area code)
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                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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On September 7, 2005, Catuity, Inc. ("Catuity") filed a Current Report on Form
8-K to report the completion of its acquisition of Loyalty Magic Pty. Ltd. On November 14, 2005 Catuity filed an amendment to the September 7, 2005 Current Report on Form 8-K to include required financial information. On December 16, 2005 Catuity filed an amendment to the September 7, 2005 Current Report on Form 8-K to include required financial information. This Amendment is filed to provide clarification that, in the opinion of its independent public accounting firm, the financial statements of Loyalty Magic Pty Ltd. present fairly, in all material respects, the financial position of Loyalty Magic Pty Ltd at 30th June, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

          The following financial statements are filed as a part of this Amendment as Exhibit 13.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CATUITY INC.
                                        (Registrant)


                                        By /s/ John H. Lowry
                                           -------------------------------------
                                           John H. Lowry
                                           Senior Vice President,
                                           Chief Financial Officer & Secretary

Date: July 5, 2006

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                                  EXHIBIT INDEX

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EXHIBIT NUMBER                             DESCRIPTION
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
     13.1 Audited Financial Statements of Loyalty Magic Pty. Ltd. For the twelve month periods ending June 30, 2005 and June 30, 2004.
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